Exhibit 10.2

OPTION AND JOINT VENTURE EXPLORATION EXTENSION AGREEMENT

This Agreement made as of the 15th day of August 2005.

B E T W E E N:

MIDDLE KINGDOM RESOURCES LTD.,
(incorporated under the laws of Nevada)

(hereinafter referred to as the "MKR")

OF THE FIRST PART;
- and -

ENERGOLD MINERALS INC.
(incorporated under the laws of Canada)

(hereinafter referred to as the "Energold")

OF THE SECOND PART

WHEREAS by Option and Joint Venture Agreement dated 22nd September, 2004, MKR and Energold agreed to a joint venture on the property known as Jarvis Island on the terms set out therein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and mutual covenants and agreements contained in this Agreement and of other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree with one another as follows:

  Extension

  Pursuant to the Option and Joint Venture Agreement, dated the 22nd day of September, 2004, between Middle Kingdom Resources Ltd. and Energold Minerals Inc. (the "Agreement") the parties to that Agreement agreed to a certain timetable, including milestone dates, for exploration work on that certain property outlined and described in the Agreement and known as Jarvis Island, in the municipality of Neebing, the parties do hereby accept and agree that the term of the Agreement will be extended for a period of one (1) year and that each individual date in the Agreement requiring performance by one party or the other will each be extended for a period of one (1) year as well.

IN WITNESS WHEREOF the parties have executed this Amending Agreement as of the date and year above written.

SIGNED SEALED & WITNESSED
in the presence of:
)
)	MIDDLE KINGDOM RESOURCES
)	LTD.
)
)	By:
)	/s/ Robert J. Kinloch
)
)	I have authority to bind the Corporation.
)
)
)	ENERGOLD MINERALS INC.
)
)	By:
)	/s/ John Karney
)
)	I have authority to bind the Corporation.